SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2004



                                  Duratek, Inc.
                        --------------------------------
                  (Exact Name of Registrant as Specified in its
                                    Charter)



    Delaware                        0-14292                      22-2427618
--------------------------------------------------------------------------------
(State or Other Jurisdiction of  (Commission File           (I.R.S. Employer
     Incorporation)                  Number)              Identification Number)



    10100 Old Columbia Road, Columbia, Maryland                         21046
--------------------------------------------------------------------------------
      (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                                             DURATEK, INC.


Item 7.       Financial Statements, Proforma Financial Information and Exhibits.

    (c) Exhibits.

        99.1 Duratek, Inc. press release dated February 25, 2004 with respect to the Company's financial results for the fiscal year ended December 31, 2003.


Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition).

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On February 25, 2004, Duratek, Inc. ("Duratek") issued a press release announcing its financial results for the fiscal year ended December 31, 2003. A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DURATEK, INC.


Date: February 25, 2004                By: /s/ Robert F. Shawver
                                          ------------------------
                                       Robert F. Shawver
                                       Executive Vice President and
                                       Chief Financial Officer

Exhibit Index

99.1              Press Release dated February 25, 2004 issued by Duratek, Inc.